UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

000-30684

(Commission file number)

Delaware	20-1303994
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2560 Junction Avenue, San Jose, California 95134

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On July 27, 2012, Oclaro, Inc., a Delaware corporation (“Oclaro”), filed a Form 8-K to report under Item 2.01 thereof the consummation on July 23, 2012 of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated March 26, 2012, by and among Oclaro, Tahoe Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Oclaro (“Merger Sub”), and Opnext, Inc., a Delaware corporation (“Opnext”). Pursuant to the Merger Agreement, on July 23, 2012, Merger Sub merged with and into Opnext (the “Merger”), with Opnext continuing as the surviving entity.

This Amendment No. 1 on Form 8-K/A is being filed to provide the historical audited financial information that is required to be filed under Item 9.01 of Form 8-K in connection with the completion of the Merger.

(a)	Financial Statements of Businesses Acquired

(1)	The audited consolidated financial statements of Opnext, including the audited consolidated balance sheets of Opnext as of March 31, 2012 and 2011, and the audited consolidated statements of operations, shareholders’ equity and comprehensive income (loss), and cash flows of Opnext for each of the three years in the period ended March 31, 2012, the notes related thereto, and the report of Opnext’s independent registered public accounting firm, Ernst & Young LLP, are hereby incorporated by reference to Exhibit 99.1 hereto.

(d)	Exhibits

Number	Description

2.1	Agreement and Plan of Merger dated March 26, 2012, among Oclaro, Inc., Tahoe Acquisition Sub, Inc. and Opnext, Inc., previously filed as Exhibit 2.1 to Oclaro’s Current Report on Form 8-K filed on March 26, 2012 and incorporated herein by reference.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	The audited consolidated financial statements of Opnext, including the audited consolidated balance sheets of Opnext as of March 31, 2012 and 2011, and the audited consolidated statements of operations, shareholders’ equity and comprehensive income (loss), and cash flows of Opnext for each of the three years in the period ended March 31, 2012, the notes related thereto, and the report of Opnext’s independent registered public accounting firm, Ernst & Young LLP, incorporated by reference to such financial statements, as included in Opnext’s Annual Report (Form 10-K) (File No. 001-33306) filed with the SEC on June 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: October 5, 2012	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer

EXHIBIT INDEX

Number	Description

2.1	Agreement and Plan of Merger dated March 26, 2012, among Oclaro, Inc., Tahoe Acquisition Sub, Inc. and Opnext, Inc., previously filed as Exhibit 2.1 to Oclaro’s Current Report on Form 8-K filed on March 26, 2012 and incorporated herein by reference.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	The audited consolidated financial statements of Opnext, including the audited consolidated balance sheets of Opnext as of March 31, 2012 and 2011, and the audited consolidated statements of operations, shareholders’ equity and comprehensive income (loss), and cash flows of Opnext for each of the three years in the period ended March 31, 2012, the notes related thereto, and the report of Opnext’s independent registered public accounting firm, Ernst & Young LLP, incorporated by reference to such financial statements, as included in Opnext’s Annual Report (Form 10-K) (File No. 001-33306) filed with the SEC on June 8, 2012.